UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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Twenty-First Century Fox, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 14, 2018. Meeting Information TWENTY-FIRST CENTURY FOX, INC. Meeting Type: Annual For stockholders as of: September 17, 2018 Date: November 14, 2018 Time: 10:00 a.m. (Pacific Time) Location: Zanuck Theatre at Fox Studios 10201 West Pico Boulevard Los Angeles, California 90035 For meeting directions please go tohttps://www.21cf.com/investor-relations/annual-meeting-information/ You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TWENTY-FIRST CENTURY FOX, INC. 1211 AVENUE OF THE AMERICAS 44TH FLOOR NEW YORK, NY 10036 E51573-P13739 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 31, 2018 to facilitate timely delivery. How To Vote E51574-P13739 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Stockholder Meeting Registration: To attend the meeting, go to the “Register to Attend Meeting” link at www.proxyvote.com. ï§ XXXX XXXX XXXX XXXX

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3. 1. Proposal to elect 11 directors 1a. K. Rupert Murdoch AC 2. Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered 1b. Lachlan K. Murdoch public accounting firm for the fiscal year ending June 30, 2019. 1c. Delphine Arnault 3. Advisory Vote on Executive Compensation. 1d. James W. Breyer THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 4. 1e. Chase Carey 4. Stockholder Proposal regarding Elimination of the Company’s Dual Class Capital Structure. 1f. David F. DeVoe 1g. Sir Roderick I. Eddington NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 1h. James R. Murdoch 1i. Jacques Nasser AC 1j. Robert S. Silberman 1k. Tidjane Thiam E51575-P13739

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